SUPPLEMENT DATED SEPTEMBER 24, 2014
TO

PROSPECTUS DATED MAY 1, 2009
FOR FUTURITY III

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY,
FUTURITY FOCUS II, FUTURITY SELECT FOUR AND
FUTURITY ACCOLADE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the JP Morgan Insurance Trust International Equity Portfolio (the “Fund”) that is available as an investment option under your Contract.

The Fund’s Board of Trustees approved the termination and liquidation of the Fund, on or about December 12, 2014, (the “Liquidation Date”).  In anticipation of the liquidation, the Fund will be closed to new investments and transfers as of the close of business on December 1, 2014.

If you currently have Account Value allocated to the JP Morgan Insurance Trust International Equity Portfolio Sub-Account, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Contract will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (800) 752-7216.

As of the close of business on the Liquidation Date, any Account Value remaining in the JP Morgan Insurance Trust International Equity Portfolio Sub-Account will automatically be transferred to the MFS Money Market Sub-Account. This automatic transfer will not count against the contractual transfer limitations.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the JP Morgan Insurance Trust International Equity Portfolio Sub-Account will continue with the MFS Money Market Sub-Account as the replacement.

Please retain this supplement with your prospectus for future reference.

DLIC F 9/2014